UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 22, 2022

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

texas	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 24, 2022, Dawson Geophysical Company (the “Company”) notified the Nasdaq Stock Market (“Nasdaq”) that due solely to the Director Resignations (as defined below), the Company is not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rule 5605(c)(2)(A) regarding the composition of the Company’s audit committee (the “Audit Committee”) because the Audit Committee is not comprised of three Independent Directors (as defined in Nasdaq Listing Rule 5605(a)(2)).

In accordance with Nasdaq Listing Rule 5605(c)(4)(B), the Company is granted a cure period to regain compliance with NASDAQ Listing Rule 5605(c)(2)(A) regarding the composition of the Audit Committee, which cure period will expire upon the earlier of the Company’s next annual stockholders’ meeting or March 22, 2023; provided, however, that if the Company’s next annual stockholders’ meeting occurs no later than 180 days following the Director Resignations, then the cure period will expire 180 days following the Director Resignations.  The Board intends to appoint new Independent Directors to fill the vacancies prior to the expiration of such cure period in order to regain compliance with such Nasdaq Listing Rule.

The disclosure under Item 5.02 below is hereby incorporated by reference into this Item 3.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2022, each of Ted R. North and Mark A. Vander Ploeg informed the Company of his intention to resign from the board of directors of the Company, effective as of March 23, 2022 (the “Director Resignations”).  The Director Resignations were not the result of a disagreement with the Company on any matters relating to the Company’s operations, policies or procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: March 24, 2022	By:	/s/ Stephen C. Jumper
Stephen C. Jumper
President and Chief Executive Officer